Exhibit 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO SECTION 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


         In connection with the certain amended sections of the annual report for the year ended December 31, 2001 of Home Properties of New York, Inc. on Form 8-K for the year ended December 31, 2001, I, Norman Leenhouts, certify that, to the best of my knowledge:

1. The certain amended sections of the annual report on Form 8-K for the Year ended December 31, 2001 of Home Properties of New York, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the certain amended sections of the annual report on Form 8-K for the year ended December 31, 2001 of Home Properties of New York, Inc. fairly presents, in all material respects, the financial condition and results of operations of Home Properties of New York, Inc.


                                    By:  /s/ Norman Leenhouts
                                         -------------------------------

                                         Norman Leenhouts
                                         Chairman of the Board of Directors and
                                         Co-Chief Executive Officer
                                         October 22, 2002


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO SECTION 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

         In connection with the certain amended sections of the annual report for the year ended December 31, 2001 of Home Properties of New York, Inc. on Form 8-K for the year ended December 31, 2001, I, Nelson Leenhouts, certify that, to the best of my knowledge:

1. The certain amended sections of the annual report on Form 8-K for the Year ended December 31, 2001 of Home Properties of New York, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the certain amended sections of the annual report on Form 8-K for the year ended December 31, 2001 of Home Properties of New York, Inc. fairly presents, in all material respects, the financial condition and results of operations of Home Properties of New York, Inc.


                                    By:  /s/ Norman Leenhouts
                                         -------------------------------

                                         Norman Leenhouts
                                         Chairman of the Board of Directors and
                                         Co-Chief Executive Officer
                                         October 22, 2002